UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2007

IMMUNICON CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	000-50677	23-2269490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Masons Mill Road, Suite 100 Huntingdon Valley, Pennsylvania	19006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 830-0777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 26, 2007, Immunicon Corporation (“Immunicon”) issued a press release announcing that Veridex LLC, a Johnson & Johnson company, received clearance from the U.S. Food and Drug Administration for the use of the CellSearch Circulating Tumor Cell Kit as an aid in the monitoring of patients with metastatic colorectal cancer. Serial testing for circulating tumor cell count should be used in conjunction with other clinical methods for monitoring colorectal or breast cancer.

A copy of Immunicon’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 – Press Release dated November 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Immunicon has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNICON CORPORATION

By:	/s/ JAMES G. MURPHY
James G. Murphy
Senior Vice President, Finance and Administration and Chief Financial Officer

Dated: November 27, 2007

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release dated November 26, 2007.